UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 5, 2005

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Fieldstone Investment Corporation (the “Company”) is furnishing the text of its Investor Presentation entitled, “Review of Business Strategy and Results–2nd Quarter 2005 (the “Presentation”), included as Exhibit 99.1 to this report, pursuant to the Securities and Exchange Commission’s Regulation FD.  The Company expects to use the Presentation, possibly with variations, at meetings with various members of the financial and investment community, from time to time, on or after August 5, 2005.

The Presentation contains certain non-GAAP financial measures.  Pursuant to the requirements of Regulation G, the Presentation includes a reconciliation of each of the non-GAAP financial measures presented in the Presentation to the most directly comparable GAAP financial measure.

The Presentation, including the accompanying non-GAAP reconciliations, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The Presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The furnishing of the Presentation on this report on Form 8-K is not intended to, and does not constitute, a determination or admission by the Company that the information in the Presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or its affiliates.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.	Description

99.1	Text of Slide Presentation, “Review of Business Strategy and Results–2nd Quarter 2005,” dated August 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: August 5, 2005	By:	/s/ Michael J. Sonnenfeld
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Slide Presentation, “Review of Business Strategy and Results–2nd Quarter 2005,” dated August 5, 2005